                                                                        Ex. 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-6




Section 7.3 Indenture                             Distribution Date: 10/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      2,618,000.00
            Class B Note Interest Requirement                        246,166.67
            Class C Note Interest Requirement                        384,000.00
                      Total                                        3,248,166.67

       Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.55833
            Class B Note Interest Requirement                           1.75833
            Class C Note Interest Requirement                           2.13333

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,680,000,000
            Class B Note Principal Balance                          140,000,000
            Class C Note Principal Balance                          180,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            20,000,000.00

(v)    Required Owner Trust Spread Account Amount                 20,000,000.00



                                              By:
                                                     --------------------

                                              Name:  Patricia M. Garvey
                                              Title: Vice President


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